                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of report (date of earliest event reported): December 11, 2002




                         MARTIN MIDSTREAM PARTNERS L.P.
             (Exact name of Registrant as specified in its charter)


         DELAWARE                                    000-50056                 05-0527861
  (State of incorporation                        (Commission file           (I.R.S. employer
     or organization)                                 number)            identification number)


         4200 STONE ROAD
          KILGORE, TEXAS                                                          75662
(Address of principal executive offices)                                       (Zip code)



      Registrant's telephone number, including area code: (903) 983-6200

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

      (C)   EXHIBITS

      EXHIBIT
      NUMBER            DESCRIPTION
      ------            -----------

      99.1          --  Press release dated December 11, 2002.

ITEM 9.     REGULATION FD DISCLOSURE.

On December 11, 2002, Martin Midstream Partners L.P. (the "Partnership") issued a press release announcing that it plans to issue its results for the quarter ended September 30, 2002, on Thursday, December 12, 2002, after the market closes. The Partnership also announced that a teleconference to review the third quarter's results will be held on Friday, December 13, 2002, at 8:00 a.m. Central Time. A copy of the press release is included as an exhibit to this Current Report.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MARTIN MIDSTREAM PARTNERS L.P.

                                    By:  Martin Midstream GP LLC
                                    Its: General Partner


Date:  December 12, 2002            By:  /s/Ruben S. Martin, III
                                         ---------------------------------------
                                         Ruben S. Martin, III
                                         President and Chief Executive Officer

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER           DESCRIPTION
------           -----------

99.1             Press release dated December 11, 2002.
             --